                                                                   EXHIBIT 10.38

                 THE LUCAS FUNDED EXECUTIVE PENSION SCHEME NO. 4

THIS DEED is made on 26 March, 1996 BETWEEN:

(1)   LUCAS TRADING LIMITED whose registered office is at Bruebon House, New
      Road, Solihull, B91 3TX (the "Employer"); and

(2)   LUCAS SUPPLEMENTARY PENSIONS LIMITED whose registered office is also at
      Bruebon House as above (the "First Trustee").

WHEREAS:

(A)   The Employer wishes to make provision for retirement benefits for Stephen
      Lunn and for that purpose to establish the Lucas Funded Executive Pension
      Scheme No. 4 (the "Scheme") which will provide relevant benefits at defined in section 612 of the Income and Corporation Taxes Act 1988.

(B)   The provisions set out in this deed are to constitute the provisions of the Scheme which will be a sponsored scheme (as defined in section 624 of the Income and Corporation Taxes Act 1988).

(C)   The assets of the Scheme are to be vested in the Trustees in accordance with the provisions of this deed.

(D)   The Employer has requested the First Trustee to act as the sole trustee of the Scheme and the First Trustee has consented to so act.

NOW THIS WITNESSES as follows:

1.    INTERPRETATION

(1)   In this deed the following words have the meanings shown opposite them:

         Dependent:       any natural person who immediately before the Member's
                          death was wholly or partly maintained or financially
                          assisted by the Member (as to which the decision of
                          the Trustees is final).

         Employment:      the employment of the Member by the Employer. Any
                          reference to the period of Employment starts with the
                          date on which the Member's employment by the Employer
                          began or any other date notified to the Member by the
                          Employer in writing as being the start of his
                          Employment for the purposes of the Scheme.

                                                                               2

         Fund:            the assets held from time to time by the Trustees on
                          the trusts of the Scheme or, when the Fund is
                          distributed, the realisation value of the assets (less
                          the expenses of realisation).

         Independent      a Fellow of the Institute or Faculty of Actuaries
         Actuary:         chosen by agreement between the Employer and the
                          Member from time to time (or, in default of agreement,
                          chosen by the President of the Institute of Actuaries)
                          and appointed by the Employer from time to time to be
                          the Independent Actuary for the purposes of the
                          Scheme.

         Lucas Pension    the Lucas Pension Scheme governed by a deed dated
         Scheme:          30th March, 1993.

         Member:          Stephen Lunn (National Insurance No. YL945232D).

         Normal Pension   the date on which the Member reaches age 62 years and
         Age:             6 months.

         Scheme:          the Lucas Funded Executive Pension Scheme No. 4
                          established by this deed.

         Statement of     the written statement dated 1st April, 1996 issued by
         Benefits:        the Employer to the Member describing the Scheme, a
                          copy of which is appended to this deed, as amended
                          from time to time.

         Trustees:        the First Trustee or any other trustee or trustees of
                          the Scheme from time to time.

         Trust Deed:      this deed as amended from time to time pursuant to
                          clause 21.

         Vesting Day:     the date which is two years before the date on which
                          the perpetuity period specified in clause 20(1)
                          expires.

(2)   A reference in the Trust Deed to an Act includes any regulations made under that Act and a reference to any legislation includes any modification or re-enactment of it for the time being in force.

(3)   The headings do not affect the meaning of the Trust Deed.

2.    CONTRIBUTIONS

      The Employer may pay contributions to the Scheme from time to time until:

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      (a) the Employment terminates (unless, and for so long as, the Member is absent from work before Normal Pension Age for a reason approved by the Employer for the purpose of this sub-clause);

      (b) the Employer notifies the Trustees that no further contributions will be paid to the Scheme;

      (c) the Scheme terminates; or

      (d) the Member reaches Normal Pension Age.

3.    TRUSTS

      The Employer appoints the First Trustee to be the first trustee of the
      Scheme. The Trustees hold the Fund on irrevocable trust to apply it in accordance with the Trust Deed. Income of the Fund shall be added to the Fund and applied as part of the Fund in accordance with the Trust
      Deed.

4.    BENEFIT ON TERMINATION OF EMPLOYMENT

(1)   If the Employment terminates at or after Normal Pension Age (other than through the Member's death), or where sub-clause (3) applies, the Trustees shall apply the Fund to provide a pension payable to the Member or one or more of his spouse or Dependants. The Member may instead elect to exchange the pension for a cash sum payable to him; the amount of the cash sum shall be decided by the Trustees. The conditions which apply to benefits taken shall be agreed between the Member and the Trustees in writing before the date on which the Fund is applied.

(2)   Subject to sub-clause (3), if the Employment terminates (other than through the Member's death) before Normal Pension Age, the Trustees shall, if and when the Member reaches Normal Pension Age, apply the Fund to provide a pension payable to the Member or one or more of his spouse or
      Dependants. The Member may instead elect to exchange the pension for a cash sum payable to him; the amount of the cash sum shall be decided by the Trustees. However, the Member may, when he is aged 50 or older, instead elect to be entitled to receive a pension payable to him or one or more of his spouse or Dependants immediately, or elect to exchange the pension for an immediate cash sum payable to him; the amount of the cash sum shall be decided by the Trustees.

(3)   This sub-clause applies if the Employment terminates before Normal Pension
      Age due to Incapacity and the trustees of the Lucas Pension Scheme decide to pay an immediate unreduced pension to the Member on account of the
      Incapacity.

(4)   If the Member ceases to be in pensionable service as defined in section 70 of the Pension Schemes Act 1993 in circumstances where under that Act he must be provided with short service benefit under the Scheme or a permitted alternative, that short service benefit must be calculated in accordance with that Act and provided by the Trustees.

                                                                               4

5.    DEATH BENEFITS

(1)   In this clause:

      "the Death Benefit" means the amount payable on the Member's death as set out in the Statement of Benefits;

      "Beneficiaries" means any one or more of the following persons living at the Member's death: the Member's spouse and grandparents, the descendants of the Member's grandparents and the spouses of any of them, any Dependant and any person, association or charity specified by the Member in accordance with subclause (2)(c) below (but not the
      Member or his legal personal representatives (in that capacity) or any corporate body in which the Member (or his legal personal
      representatives in that capacity) has any financial interest). For the purpose of this definition, a stepchild of any person is deemed to be that person's child and a natural child of any person who has been adopted by another person is not excluded from this definition by reason of the Children Act 1975.

(2)   The Death Benefit (including the income thereon) shall be held by the
      Trustees on the following trusts:

      (a)   The Trustees shall have power to pay or apply the Death Benefit to or for the benefit of such one or more of the Beneficiaries (to the exclusion of the others) in such shares and in such manner as the
            Trustees decide. The Trustees must decide how to exercise that power within two years after the Member's death and before the Vesting Day and must not infringe the rule against perpetuities. Without limiting the foregoing, the Trustees may decide to use the Death
            Benefit to provide annuities, or may pay or transfer the whole or any part of the Fund to the trustees (wherever they may be resident)
            of one or more separate settlements the trusts of which must vest indefeasibly in some person on or before the Vesting Day, which may include trusts for the accumulation of income, protective trusts, discretionary trusts and powers and provisions of a dispositive or administrative nature exercisable by the trustees of the settlement, including a power for those trustees to charge remuneration and whether or not any such settlement is governed by English law.

            If after making such enquiries as are described in paragraph (d), the Trustees establish before the Vesting Day that there are no
            Beneficiaries or are unable to establish within the period of 23 months following the Member's death or before the Vesting Day that there are any Beneficiaries (as to which the Trustees'
            decision shall be final and binding), then on the second
            anniversary of the Member's death (or, if earlier, on the Vesting
            Day) the Trustees shall hold the Death Benefit on trust
            absolutely for the legal personal representatives of the Member, unless any person or body referred to in section 46(1)(vi) of the
            Administration of Estates Act 1925 would thereby become entitled to the Death Benefit in which case the Trustees shall hold the
            Death Benefit on trust absolutely

                                                                               5

            for such person, body, institution or purpose recognised by
            English law as being exclusively charitable as the Trustees decide.

      (b)   If this sub-clause applies the Trustees shall subject to the trusts, powers (and all exercises thereof) and provisions in paragraph (a), hold the Death Benefit on trust absolutely for such person, body or institution or apply the Death Benefit for such purpose as is (in any such case) recognised by English law as being exclusively charitable as the Trustees decide and all the trusts of the Scheme shall vest not later than the Vesting Day.

      (c)   The Member may notify the Trustees in writing of the person or persons in whose favour he wishes them to exercise the powers given by this sub-clause and may (but need not) give his reasons. A notice may be withdrawn (whether or not another is submitted) at any time.
            The Trustees may also (but need not) take into account any other indication given by the Member as to how he wishes such powers to be exercised. The Trustees' decision under paragraph (a) must be in writing. Subject only to the Trustees' duty under paragraph (a) to pay or apply all the Death Benefit unless no Beneficiary can be traced, the discretion on the part of the Trustees under paragraph
            (a) is absolute and in no way compromised by any notice from the
            Member as mentioned above.

      (d)   For the purpose of making a decision under paragraph (a), the
            Trustees shall make or authorise to be made any enquiries which they consider appropriate to ascertain the identity and whereabouts of any person who is or may be a Beneficiary or to obtain any other relevant information in relation to any such person. After the
            Trustees have details as to the identity and whereabouts of any one
            Beneficiary they may, but have no duty to, make any further enquiries and no exercise of the discretion in paragraph (a) is invalid nor may the Trustees be held to have acted in breach of trust by reason of the fact that no further enquiries were made.

6.    THE EMPLOYER

      Any company which succeeds to the business, or a substantial part of the business, of the Employer in any way (including, without limitation, reconstruction, amalgamation or purchase), or is or becomes a holding company or a subsidiary of the Employer, or is or becomes a subsidiary of a holding company of the Employer, or becomes the
      Member's employer, may, if the then Employer and the Trustees agree, assume the position of the Employer under this Trust Deed in succession to it. Such an assumption must be effected by a deed executed by the
      Employer (unless it has been wound up), the Trustees and the new company in which the new company agrees with the Trustees and the
      Employer to undertake and assume the liabilities, rights and position of the Employer under this Trust Deed in succession to the Employer and which may take effect from the date of that deed or from an earlier or later date.

                                                                               6

7.    DEDUCTION OF TAX

      The Trustees will deduct from any payment under the Scheme any tax, duty or other fiscal imposition in respect of that payment for which they are liable. The Member is responsible for paying any tax to which he is subject in respect of the payment of benefits under the Scheme and which is not deducted under this clause.

8.    NON-ASSIGNABILITY

(1)   A beneficiary under the Scheme must not in any way assign or charge the whole or any part of his interest under the Scheme or do anything as a result of which a benefit would or might, but for this clause, be payable wholly or in part to some other person.

(2)   If a beneficiary under the Scheme does or attempts to do any of the things mentioned in sub-clause (1) or allows any of them to be done or becomes bankrupt, his benefits are forfeited.

(3)   The Trustees may (but need not) apply all or part of the forfeited benefits for or towards the benefit of the beneficiary concerned and/or any one or more of his dependants in the proportions and manner they decide.

9.    INCAPACITATED BENEFICIARIES

      If a beneficiary under the Scheme is a minor or appears to the Trustees to be suffering from any mental or physical incapacity rendering him unable to manage his affairs or to give a proper receipt for any benefit payable to him, the Trustees have two choices.

      (a)   They may pay the whole or part of the benefit to the beneficiary (if he is a minor but is aged 16 or over) or to any other person selected by them for the benefit of the beneficiary or to any of his dependants. The receipt of the person to whom the benefit is paid is a complete discharge for the amount paid and the Trustees do not have any further responsibility in relation to the payment.

      (b)   They may retain the whole or part of the benefit and at any later date pay the amount retained to the beneficiary or to any other person selected by them. Any amount still retained by the Trustees on the death of the beneficiary is forfeited.

10.   EVIDENCE AND DEBTS OWED

(1)   A beneficiary must produce any evidence and information required by the
      Trustees for the purposes of the Scheme.

(2)   This sub-clause applies if a monetary obligation is due from the Member to the Employer as a result of a fraudulent or dishonest act or omission on the part of the Member. On the

                                                                               7

      production of a certificate signed by any two directors or one director and the secretary of the Employer the Trustees must pay to the Employer out of the Fund the amount of the monetary obligation.
      The Member must be given a certificate showing the amount to be paid to the Employer and no payment must be made to the Employer under this sub-clause until three months after the Member has been given this certificate. In the event of a dispute as to the operation of this sub-clause or as to the amount to be paid to the Employer, the
      Trustees must not make a payment until the monetary obligation has become enforceable under a court order or the award of an arbitrator.

11.   COSTS

      The Trustees will pay all the costs and expenses of establishing, administering and managing the Scheme out of the Fund (subject to any such costs and expenses which the Employer may agree to pay on their behalf).

12.   TRUSTEES' POWERS - INVESTMENT

(1)   In addition to all powers which the law gives to trustees, the Trustees may exercise any of the following powers either through the agency of another person or directly:

      (a)   power to allow cash to remain uninvested and to retain any other assets, in each case for as long as they think fit;

      (b)   power to sell, exchange, lend or in any way deal with any assets on any terms; and

      (c)   power, without any obligation to secure diversification of investments or to take advice and either alone or in conjunction with others:

            (i)   to acquire (whether immediately or in the future) assets of any nature, situated in any part of the world whether tangible or intangible, movable or immovable, and whether or not
                  producing income or involving liabilities or transferable by delivery or by other means;

            (ii)  to affect and maintain any contract or policy with any insurance company or office to which Part II of the Insurance
                  Companies Act 1982 applies and which is authorised by or under section 3 or 4 of that Act to carry on ordinary long-term
                  insurance business as defined in that Act;

            (iii) to place or retain any moneys on deposit or current account in any currency with any bank, deposit-taking institution or
                  public authority or other company in any part of the world for any period;

            (iv)  to make secured or unsecured loans to any person on any terms.

(2)   The Trustees may enter into any kind of contract, including, but not limited to:

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      (a)   underwriting or sub-underwriting the issue or purchase of
            securities;

      (b)   lending securities;

      (c)   granting, purchasing, disposing of or dealing in options over or by reference to any kind of asset; and

      (d)   acquiring, disposing of or dealing in warrants, futures contract or currencies.

(3)   Notwithstanding the provisions of this clause or clause 13, no part of the
      Fund shall be invested in employer-related investments as defined in section 112 of the Pension Schemes Act 1993.

(4)   After the Employer's liability to pay contributions to the Scheme has ended (as mentioned in clause 2) the Member is required to direct the
      Trustees as to how the Fund is to be invested. Those directions must be given in writing in such form and time as the Trustees shall from time to time notify to the Member. The Trustees must comply with any such directions which are within the Trustees' powers under this deed and, in so complying, the Trustees shall have no liability whatsoever to the
      Member or any other beneficiary under the Scheme in relation to the application or value of the Fund. Nor shall the Trustees have any duty to advise the Member on or to keep under review any investment or to consider whether or not it should be realised or switched.

13.   TRUSTEES' POWERS - GENERAL

      In addition to all powers which the law gives to trustees, the Trustees may take any action or make any arrangements generally in connection with the administration or management of the Scheme which they think fit. In particular, but without limitation, they may exercise any of the following powers:

(1)   Power, in relation to any land or buildings:

      (a)   to apply money in improving or developing the land or buildings or in erecting, altering, demolishing or maintaining any buildings on the land; and

      (b)   to deal with and manage the land and buildings in any way and on any terms (including, but without limitation, to lease or charge them);

(2)   power to insure any asset against any risks and for any amounts;

(3)   power to give guarantees or indemnities binding on the Fund, including by giving security;

(4)   power either to accept or to renounce any gifts or bequests, which may be applied for the general purposes of the Scheme or for any special purposes;

(5)   power to borrow money on any terms and conditions (including as to security);

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(6)   power, with the consent of the Employer, to employ any person on any terms and conditions;

(7)   power, with the consent of the Employer, to obtain advice from, and engage the services of any adviser, agent or manager on any terms;

(8)   power to hold assets either in the name of the Trustees or any of them or jointly with some other person or in the name of a nominee;

(9)   power to delegate, either generally or for any particular purpose, to any person any or all of the powers and discretions of the Trustees on any terms and conditions approved by the Employer (including power to sub-delegate with or without prior approval);

(10)  power to authorise any person to open and operate bank accounts (including the drawing and endorsing of cheques);

(11)  power to appoint any person as custodian of any assets of the Scheme
      (including records, papers and documents) on any terms and conditions
      (including power to appoint sub-custodians and nominees with or without prior approval); and

(12)  power to insure the Trustees (including any employee and any director, other officer or member of any committee appointed by the directors of a corporate trustee) against any liabilities incurred in the discharge of their duties under the Scheme and to insure the Fund against any losses arising from the administration and management of the Scheme.

14.   TRANSFERS

(1)   The Trustees may with the consent of the Employer accept, and add to the
      Fund, a transfer of any assets to the Scheme from any person and including, without limitation, a transfer which relates to benefits payable to and in respect of the Member under any retirement benefits arrangement similar to the Scheme.

(2)   If the Member becomes a member of any other retirement benefits arrangement which is not approved under Chapter I, Par XIV, Income and
      Corporation Taxes Act 1988, the Trustees shall have power to make a transfer of the Fund to such other arrangement.

(3)   The Employer may direct the Trustees to transfer the Fund to any other retirement benefits arrangement on the basis that the Member will thereupon become entitled to rights thereunder which are equivalent to his rights under the Scheme.

(4)   A transfer under this clause shall be subject always to the requirements of the legislation applicable to the Scheme in relation to the Member. On a transfer being made the Member shall cease to be a beneficiary of the
      Scheme and no further benefits shall be payable to or in respect of him under the Scheme.

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15.   CONFLICTS OF INTEREST

(1)   No decision of, or exercise of a power by, the Trustee or an employee, officer, agent or delegate of the Trustees is invalidated on the ground that the Trustees or any of the above mentioned persons had a direct or other personal interest in the mode or result of such decision or of exercising such power.

(2)   An agent or delegate of the Trustees may be authorised in writing by the
      Trustees to retain any benefit which has arisen for him in connection with his dealings with the assets of the Scheme.

16.   TRUSTEES' PROCEEDINGS

(1)   The Trustees' duties and powers are exercisable either by resolutions of the directors of the Trustees or, where appropriate, of any committee
      (which may consist of or include non-directors) which the directors have appointed either generally or for any particular purpose, or through any duly authorised officer appointed for any general or particular purpose by the directors. The directors of the Trustees may act by majority vote and so may the members of any committee.

(2)   The exercise of every power or discretion and the making of every determination or decision by the Trustees in relation to the Scheme is at their absolute discretion.

17.   PROTECTION OF TRUSTEES

(1)   No Trustee shall be liable for any acts or omissions not due to his own wilful neglect or default. It shall not be obligatory upon the Trustees to see that any contributions or other moneys payable to them under the
      Scheme are in fact paid.

(2)   Without limiting the generality of sub-clause (1):

      (a)   the Trustees shall not be liable for any loss arising from the fact that they have delegated any of their powers, duties and discretions under the Trust Deed;

      (b)   the Trustees are entitled to all the indemnities which the law gives to trustees;

      (c)   the Trustees shall not be liable for acting on any professional advice they may obtain;

      (d)   the Trustees shall not be liable for any loss arising from following the Member's request or instructions regarding the investment of any part of the Fund.

                                                                              11

18.   TRUSTEES' REMUNERATION

      A Trustee may be appointed on such terms as to remuneration whether payable out of the Fund or otherwise as may be agreed from time to time between the Employer and the Trustees and any corporation, company, firm or person to whom payment of remuneration is made under any such agreement may retain that remuneration beneficially. In addition, any firm of which a Trustee is a partner and any corporation in which he is in any way interested is entitled to be paid all proper charges for business transacted, time spent and acts done in connection with the
      Scheme.

19.   APPOINTMENT AND REMOVAL OF TRUSTEES

(1)   The Employer may by deed:

      (a)   appoint new or additional Trustees (without any limit on their number);

      (b)   remove a Trustee. A deed executed by the Employer and any Trustees not being removed declaring that the Trustee named in it is removed from office has the same effect as a deed executed by the Employer and all the Trustees declaring that the Trustee being removed wishes to be discharged and that the Employer and the other Trustees consent to the discharge and to the vesting in the other Trustees alone of the Fund.

(2)   A Trustee who retires or is removed must promptly execute any deeds and other documents required to vest the Fund in the Trustees.

(3)   There may be a sole corporate Trustee which is not a trust corporation.

20.   TERMINATION

(1)   The perpetuity period for the purpose of the Scheme is the period of 80 years after the date of this deed.

(2)   The Scheme must terminate if:

      (a)   the Employer gives written notice to the Member and the Trustees that the Scheme will terminate; or

      (b)   the Employer has an order made against it, or passes an effective resolution, for its winding up and no other company has succeeded the Employer (by agreement with the Trustees) in its obligations under the Scheme within six months after the order or resolution; or

      (c)   at the end of the perpetuity period referred to above.

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(3)   On termination of the Scheme the Trustee must pay, or set aside a reserve pending payment, out of the Fund all costs, expenses and liabilities in the administration and management of the Scheme or in connection with its termination and for which the Trustees have not been reimbursed by the
      Employer. Subject hereto, if the Member has dies before the event giving rise to the termination, the Trustees will comply with clause 5(2) before the Vesting Day. If he has not so died, the Trustees must apply the remainder of the Fund in accordance with clause 4, as if the Member had elected to take an immediate cash sum (rather than a pension) if then over age 50. If the Member is then below age 50 the Trustees will apply the remainder of the Fund in the purchase of a contract of insurance which will provide the benefits which would otherwise have been provided under the Scheme to the extent practicable and allowing for the expenses of such purchase, on the assumption that the Member would elect to take his benefit in the form of a cash sum rather than a pension.

(4)   If any assets remain they must be paid to such person body or institution or applied for such purpose as is recognised by English law as being exclusively charitable as decided by the Trustees.

21.   ALTERATIONS

      The Employer, with the Trustees' agreement, may from time to time alter or replace the Trust Deed except that no alternation shall have the effect of permitting any payment to be made to the Employer from the
      Fund. An alteration or replacement must be made by deed executed by the
      Employer and the Trustees. An alteration may have retrospective effect.
      No alternation shall be made which in the Independent Actuary's opinion would have the effect of reducing the overall value of the Member's accrued rights (as defined in the Pensions Act 1995) under the Scheme.

22.   GOVERNING LAW AND JURISDICTION

      The Scheme is governed by, and the Trust Deed is to be construed according to and take effect in accordance with, the laws of England.
      The Employer and the Trustees agree that the courts of England are to have jurisdiction to settle any dispute which may arise out of or in connection with the Scheme and the Trust Deed and submit to the jurisdiction of those courts.

23.   EMPLOYMENT CONTRACT

      Nothing contained in the Trust Deed in any way restricts the right of the Employer to terminate the Employment.

IN WITNESS of which this deed has been duly executed and delivered on the date appearing first above.

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THE COMMON SEAL of              )
LUCAS TRADING LIMITED           )
was affixed to this deed        )
in the presence                 )

/s/ B G Mason              /s/ G M Norris
-------------             -------------------------
director                  director/secretary

THE COMMON SEAL of              )
LUCAS SUPPLEMENTARY             )
PENSION LIMITED                 )
was affixed to this deed        )
in the presence                 )

/s/ B G Mason              /s/ R G Butcher
-------------             -------------------------
director                  director/secretary

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Annuity Factors for Mr S Lunn

-------------------------------------------------------------------------------------------------------------------
                                                             RATE        OF      INTEREST
DATE                            2%                           2 1/2%                       3%
-------------------------------------------------------------------------------------------------------------------

31 July 1996                    22.401                       20.547                       18.907
31 July 1997                    22.874                       21.084                       19.495
31 July 1998                    23.362                       21.639                       20.106
31 July 1999                    23.280                       21.625                       20.151
31 July 2000                    22.783                       21.197                       19.782
31 July 2001                    22.281                       20.763                       19.405
31 July 2002                    21.776                       20.326                       19.024
31 July 2003                    21.269                       19.884                       18.639
31 July 2004                    20.761                       19.440                       18.250
31 July 2005                    20.252                       18.994                       17.857
31 July 2006                    19.743                       18.547                       17.463
31 July 2007                    19.236                       18.099                       17.066
31 July 2008                    18.730                       17.651                       16.669
31 July 2009                    18.226                       17.203                       16.271
31 July 2010                    17.724                       16.756                       15.871
16 June 2011 (62 1/2)           17.263                       16.344                       15.521
-------------------------------------------------------------------------------------------------------------------

Note:  The factors for the exact rate of interest would be calculated by linear interpolation.